Exhibit 99.2

March 31, 2009 Supplemental Financial & Operating Statistics

Table of Contents  Section Page  Company Overview 1  Quarterly & Year-to-Date Financial Results  Consolidated Statements of Income 2 Income Statement Detail 3 Earnings Per Common Share 4 Consolidated Balance Sheets 5 Balance Sheet Detail 6 Calculation of Funds from Operations and Funds Available for Distribution 7 Selected Financial and Operating Ratios 8 Quarterly & Year-to-Date Operating Information  Same Properties Analysis 9 Leasing Activity Analysis 10 Current Development Projects 11 Current Redevelopment Projects 12 Market Capitalization Information  Summary of Outstanding Debt 13 Loan Maturity Summary 14 Market Capitalization Information 15 Common Stock Performance 15 Portfolio Information  Property Summary 16-18 Geographic Diversification 19 Anchor, Non-Anchor Tenant Mix 19 National, Regional, Local Tenant Mix 19 Major Tenant Exposure 20 Summary of Expiring GLA 21 Joint Venture Information  Joint Ventures Contribution to Funds from Operations 22 Joint Ventures Combining Balance Sheets 23 Summary of Joint Venture Debt 24 Investor Information 25

COMPANY OVERVIEW  Ramco-Gershenson Properties Trust (NYSE:RPT) is a self-administered and self- managed real estate investment trust primarily engaged in the business of owning,  developing, acquiring, managing and leasing community shopping centers located  primarily in the Midwestern, Mid-Atlantic and Southeastern United States.  At March 31, 2009, the Company owned interests in 89 shopping centers with  approximately 19.8 million square feet of gross leasable area located in Michigan,  Florida, Georgia, Ohio, Wisconsin, Indiana, New Jersey, Maryland, North Carolina,  South Carolina, Virginia, Tennessee and Illinois. The Company’s properties consist of  88 community centers and one regional mall.  Ramco-Gershenson has a proven track record of generating growth through the  management and redevelopment of its shopping center portfolio. In an effort to  maximize the potential of each asset, the Company constantly reevaluates the shopping  center’s position within its respective market. This effort is part of an overall approach  that allows management to anticipate changes in retailing trends and tenant needs; and  proactively implement solutions to boost the performance and value of the center namely  through enhancement in the tenant mix, improvement of existing rental rates and  occupancy growth.  Ramco-Gershenson generates additional growth through the construction of new  shopping centers. The Company is focused on developing community shopping centers  within metropolitan markets where it currently operates or where it believes demand for  additional shopping centers exist. Throughout the Company’s history, management’s  experience and long-standing relationships with tenants, has allowed it to capitalize on  attractive development opportunities.  The Company also remains committed to the acquisition of well-located shopping  centers, under appropriate market conditions, that may lend themselves to further  improvements, either through strategic joint ventures or on-balance sheet transactions.  Ramco-Gershenson seeks to attract investors based on the quality and performance of its  assets and the experience of its management team. The Company expects to build  shareholder value through the proactive management of its assets as well as the selective  development and acquisition of shopping centers. The Company is listed on the New  York Stock Exchange (NYSE:RPT) and is headquartered in Farmington Hills, Michigan.  Supplemental Financial and Operating Statistics Q1 2009  Ramco-Gershenson Properties Trust (RPT) Page 1

Consolidated Statements of Income  (in thousands)  Three Months Ended March 31,  Increase Percent  2009 2008 (Decrease) Change  Revenues:  Minimum rents $ 21,379 $ 23,020 $ (1,641) (7.1) %  Percentage rents 253 364 (111) (30.5)  Recoveries from tenants 10,647 11,083 (436) (3.9)  Fees and management income (see page 3 for detail) 1,129 1,422 (293) (20.6)  Other income (see page 3 for detail) 353 485 (132) (27.2)  Total revenues 33,761 36,374 (2,613) (7.2)  Expenses:  Real estate taxes 4,710 4,847 (137) (2.8)  Recoverable operating expenses 6,043 6,582 (539) (8.2)  Depreciation and amortization 7,793 7,955 (162) (2.0)  Other operating 1,264 1,048 216 20.6  General and administrative 4,085 3,805 280 7.4  Interest expense 8,104 9,779 (1,675) (17.1)  Total expenses 31,999 34,016 (2,017) (5.9)  Income from continuing operations before gain on sale  of real estate assets and earnings from unconsolidated entities 1,762 2,358 (596) (25.3)  Gain on sale of real estate assets (see page 3 for detail) 348 10,184 (9,836) (96.6)  Earnings from unconsolidated entities (see page 22 for detail) 520 897 (377) (42.0)  Income from continuing operations 2,630 13,439 (10,809) (80.4)  Discontinued operations:  Income from operations -97 (97) (100.0)  Income from discontinued operations -97 (97) (100.0)  Net Income 2,630 13,536 (10,906) (80.6)  Less: Net income attributable to the noncontrolling interest  in subsidiaries (380) (2,091) (10,906) 521.6  Net income attributable to RGPT common shareholders $ 2,250 $ 11,445 $ (9,195) (80.3) %  Amounts attributable to RGPT common shareholders:  Income from continuing operations $ 2,250 $ 11,361 $ (9,111) (80.2) %  Income from discontinued operations -84 (84) (100.0)  Net Income $ 2,250 $ 11,445 $ (9,195) (80.3) %  Property Operating Expense Recovery Ratio 99.0% 97.0% 2.0 %  Supplemental Financial and Operating Statistics Q1 2009  Ramco-Gershenson Properties Trust (RPT) Page 2

Income Statement Detail  (in thousands)  Three Months Ended March 31,  Increase Percent  2009 2008 (Decrease) Change  Fees and management income:  Management fees $ 756 $ 717 39$ 5.4 %  Leasing fees 146 101 45 44.6  Development related fees 149 470 (321) (68.3)  Other 78 134 (56) (41.8)  Fee and management income $ 1,129 $ 1,422 $ (293) (20.6) %  Other income:  Lease termination income $ 4 $ 105 $ (101) (96.2) %  Temporary income 100 159 (59) (37.1)  Interest income 166 136 30 22.1  Previous write-off of receivable 12 24 (12) (50.0)  Other 71 61 10 16.4  Other income $ 353 $ 485 $ (132) (27.2) %  Gain on sale of real estate assets:  FFO gain on sales $ 348 $ 423 $ (75) (17.7) %  Non-FFO gain on sales -9,761 (9,761) (100.0)  Gain on sale of real estate assets $ 348 $ 10,184 $ (9,836) (96.6) %  Q1 2009  Supplemental Financial and Operating Statistics Page 3  Ramco-Gershenson Properties Trust (RPT)

Earnings Per Common Share ("EPS" ) (in thousands, except per share data)  Three Months Ended  March 31,  2009 2008  Numerator:  Income from continuing operations before noncontrolling interest 2,630$ 13,439$  Noncontrolling interest in subsidiaries from continuing operations (380) (2,078)  Income from continuing operations available to RGPT common shareholders 2,250 11,361  Discontinued operations, net of noncontrolling interest in subsidiaries:  Income from operations -84  Net income available to RGPT common shareholders 2,250$ 11,445$  Denominator:  Weighted-average common shares for basic EPS 18,609 18,500  Effect of dilutive securities:  Options outstanding -12  Weighted-average common shares for diluted EPS 18,609 18,512  Basic EPS:  Income from continuing operations attributable to RGPT common shareholders 0.12$ 0.61$  Income from discontinued operations attributable to RGPT common shareholders -0.01  Net income attributable to RGPT common shareholders 0.12$ 0.62$  Diluted EPS:  Income from continuing operations attributable to RGPT common shareholders 0.12$ 0.61$  Income from discontinued operations attributable to RGPT common shareholders -0.01  Net income attributable to RGPT common shareholders 0.12$ 0.62$  Supplemental Financial and Operating Statistics Q1 2009  Ramco-Gershenson Properties Trust (RPT) Page 4

Consolidated Balance Sheets  (in thousands) March 31, December 31,  2009 2008  ASSETS  Investment in real estate, net (see page 6 for detail) 829,006$ 830,392$  Cash and cash equivalents 7,946 5,295  Restricted cash 5,071 4,891  Accounts receivable, net (see page 6 for detail) 33,288 40,736  Equity investments in and advances to unconsolidated entities (see page 23 for detail) 103,580 95,867  Other assets, net (see page 6 for detail) 35,893 37,345  Total Assets 1,014,784$ 1,014,526$  LIABILITIES AND SHAREHOLDERS' EQUITY  Mortgages and notes payable (see page 13 for detail) 665,735$ 662,601$  Accounts payable and accrued expenses 25,960 26,751  Distributions payable 4,951 4,945  Capital lease obligation 7,126 7,191  Total Liabilities 703,772 701,488  SHAREHOLDERS' EQUITY  Ramco-Gershenson Properties Trust ("RGPT") shareholders' equity:  Common Shares of Beneficial Interest 185 185  Additional paid-in capital 389,730 389,528  Accumulated other comprehensive loss (3,693) (3,851)  Cumulative distributions in excess of net income (114,746) (112,671)  Total RGPT Shareholders' Equity 271,476 273,191  Noncontrolling interest in subsidiaries 39,536 39,847  Total Shareholders' Equity 311,012 313,038  Total Liabilities and Shareholders' Equity 1,014,784$ 1,014,526$  Supplemental Financial and Operating Statistics Q1 2009  Ramco-Gershenson Properties Trust (RPT) Page 5

Balance Sheet Detail  (in thousands)  March 31, December 31,  2009 2008  Investments in Real Estate:  Land 144,370$ 144,422$  Buildings and improvements 832,214 813,705  Construction in progress 32,877 46,982  1,009,461 1,005,109  Less: accumulated depreciation (180,455) (174,717)  Investments in real estate, net 829,006$ 830,392$  Accounts Receivable:  Accounts receivable tenants, net 15,708$ 23,131$  Straight-line rent receivable 17,580 17,605  Accounts receivable, net 33,288$ 40,736$  Other Assets:  Leasing costs 39,418$ 38,980$  Intangible assets 5,836 5,836  Deferred financing costs 6,693 6,626  Other 5,963 5,904  57,910 57,346  Less: accumulated amortization (35,775) (34,320)  22,135 23,026  Prepaid expenses and other 12,408 12,967  Proposed development and acquisition costs 1,350 1,352  Other assets, net 35,893$ 37,345$  Supplemental Financial and Operating Statistics Q1 2009  Ramco-Gershenson Properties Trust (RPT) Page 6

Calculation of Funds from Operations  and Funds Available for Distribution  (in thousands, except per share amounts)  Three Months Ended March 31,  2009 2008  Calculation of Funds from Operations:  Net income attributable to RGPT common shareholders 2,250$ 11,445$  Add:  Depreciation and amortization expense 9,283 9,415  Noncontrolling interest in partnership 380 2,090  Less:  Gain on sale of depreciable real estate -(9,761)  Funds from operations available to common shareholders,  assuming conversion of OP units 11,913$ 13,189$  Weighted average equivalent shares outstanding, diluted 21,398 21,419  Funds from operations available to RGPT common shareholders,  per diluted share 0.56$ 0.62$  Calculation of Funds Available for Distribution:  Funds from operations available to RGPT common shareholders 11,913$ 13,189$  Add:  Write-off of straight-line rent receivable -177  Less:  Straight-line rent (151) (396)  Above/below market rents - acquisitions (13) (29)  FMV interest adjustment - acquired properties (78) (40)  Recurring capital expenditures (non-recoverable) (186) (333)  Funds Available for Distribution 11,485$ 12,568$  FAD per share available to RGPT common shareholders 0.54$ 0.59$  Dividend per Common Share 0.2313$ 0.4625$  Payout Ratio - FFO 41.5% 75.1%  Payout Ratio - FAD 43.1% 78.8%  Supplemental Financial and Operating Statistics Q1 2009  Ramco-Gershenson Properties Trust (RPT) Page 7

Selected Financial and Operating Ratios  Three Months Ended March 31,  2009 2008  EBITDA Calculation:  Operating Income Plus Earnings From Unconsolidated Entities $ 2,282 [1] $ 3,255 [2]  Add Back:  Income From Discontinued Operations -97  Interest Expense 8,104 9,779  Depreciation and Amortization 7,793 7,955  EBITDA 18,179 21,086  Scheduled Principal Payments 1,165 1,175  Preferred Dividends -- Coverage Ratios:  Interest Coverage Ratio (EBITDA / Interest Expense)  2.24 2.16  Debt Service Coverage Ratio (EBITDA / Interest Expense + Scheduled Principal Pmts. )  1.96 1.92  Fixed Charge Coverage Ratio (EBITDA / Interest Expense + Scheduled Principal Pmts. + Pref. Div.) 1.96 1.92  Operating Ratios:  NOI 20,262 21,990  Operating Margin (NOI / Total Rental Revenue) 62.8% 63.8%  General & Administrative Expense as a Percentage of Total Rental Revenues Under Management [3]:  Revenue From REIT Owned Properties  $ 32,632 $ 34,952  Revenue From Joint Venture Properties  25,485 24,512  Revenue From Non-REIT Properties Under Management Contract  897 1,159  Total Rental Revenues Under Management $ 59,014 $ 60,623  General and Administrative Expense $ 4,085 $ 3,805  General and Administrative Expense / Total Rental Revenues Under Management 6.92% 6.28%  [1]  Q1 2009 excludes $348 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the  interest coverage ratio by 0.05 for the three months ended 03/31/09.  [2]  Q1 2008 excludes $10,184 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the  interest coverage ratio by 1.04 for the three months ended 03/31/08.  [3]  General & administrative expense shown as a percentage of rental revenues under management which includes base rent, recoveries and other  income from wholly owned properties, joint venture properties, and properties that are under management contract.  Supplemental Financial and Operating Statistics Q1 2009  Ramco-Gershenson Properties Trust (RPT) Page 8

Same Properties Analysis  (in thousands)  Three Months Ended March 31,  2009 2008 % Change  Number of Properties [1] 49 49 0.0%  Occupancy 93.9% 93.4% 0.5%  REVENUE:  Minimum Rents $19,690 $19,557 0.7%  Percentage Rent 193 212 -8.9%  Recoveries from Tenants 9,921 10,144 -2.2%  Other Income 119 179 -33.5%  $29,923 $30,092 -0.6%  EXPENSES:  Real Estate Taxes $4,487 $4,318 3.9%  Property Operating and Maintenance 5,107 5,699 -10.4%  Other Operating 641 514 24.6%  $10,235 $10,531 -2.8%  OPERATING INCOME $19,688 $19,561 0.6%  Operating Expense Recovery Ratio 103.4% 101.3% 2.1%  [1] Excludes joint venture properties.  Note: Excludes centers under redevelopment and reflects recovery adjustments to the proper period.  Supplemental Financial and Operating Statistics Q1 2009  Ramco-Gershenson Properties Trust (RPT) Page 9

Leasing Activity Analysis

	Three Months Ended March 31, 2009		
	Non-Anchors	Anchors	Total
Summary of Expiring Leases:			
Total Number of Scheduled Lease Expirations	116	17	133
Gross Leasable Area (sq.ft.)	355,934	676,649	1,032,583
Average Base Rent / Sq.Ft ($/sq.ft.)	$15.57	$6.85	$9.86
Leases Renewed at Expiration:			
Number of Leases	67	12	79
Gross Leasable Area (sq.ft.)	194,133	468,698	662,831
Renewal Base Rent / Sq.Ft. ($/sq.ft.)	$15.98	$8.10	$10.41
Previous Base Rent / Sq.Ft. ($/sq.ft.)	$14.88	$7.67	$9.78
PSF Increase / (Decrease)	$1.09	$0.43	$0.62
% Increase / (Decrease)	7.3%	5.6%	6.4%
Leases Currently Month-to-Month or Under Negotiation for Renewal:			
Number of Leases	19	1	20
Gross Leasable Area (sq.ft.)	55,130	21,786	76,916
Current Base Rent / Sq.Ft. ($/sq.ft.)	$15.12	$3.03	$11.69
Leases Ended at Expiration:			
Number of Leases	30	4	34
Gross Leasable Area (sq.ft.)	106,671	186,165	292,836
Base Rent / Sq.Ft. ($/sq.ft.)	$17.07	$5.22	$9.54
Lease-Up of Vacant Space: [1]			
Number of Leases	19	-	19
Gross Leasable Area (sq.ft.)	51,989	-	51,989
Base Rent / Sq.Ft. ($/sq.ft.)	$14.53	$0.00	$14.53
% Increase / (Decrease) from Portfolio Average	-12.1%	0.0%	34.3%

[1] Lease-Up of Vacant Space is rent starts in the first quarter

Current Portfolio Average:			
Portfolio Average Base Rent / Sq.Ft. (as of 3/31/09)	***$16.54***	***$8.12***	***$10.82***
Historical Portfolio Averages:			
Year Ended 12/31/08 Portfolio Average Base Rent / Sq.Ft.	***$16.51***	***$8.11***	***$10.82***
Year Ended 12/31/07 Portfolio Average Base Rent / Sq.Ft.	***$16.05***	***$7.90***	***$10.61***
Year Ended 12/31/06 Portfolio Average Base Rent / Sq.Ft.	***$15.10***	***$7.67***	***$10.08***
Year Ended 12/31/05 Portfolio Average Base Rent / Sq.Ft.	***$14.57***	***$7.21***	***$9.55***
Year Ended 12/31/04 Portfolio Average Base Rent / Sq.Ft.	***$13.70***	***$6.61***	***$8.83***

Supplemental Financial and Operating Statistics Q1 2009
Ramco-Gershenson Properties Trust (RPT) Page 10

Development Projects
(in millions)

Property/Location	Project Description	RPT Ownership %	Projected Stabilization Date	Stabilized Return on Cost	Projected Stabilized NOI	Projected Cost	Cost to Date	Estimated Additional Costs 4/1/09 - 12/31/09	2010	2011	2012
Current Development Projects											
On-Balance Sheet Assets											
Northpointe Town Center - Jackson, MI	200,000 SF of retail and outlots.	100%	Q4 2012	9.0%	$3.1	$34.7	$1.1	$0.1	$0.4	$9.3	$23.8
Total On-Balance Sheet Assets				**9.0% [1]**	**$3.1**	**$34.7**	**$1.1**	**$0.1**	**$0.4**	**$9.3**	**$23.8**
Off-Balance Sheet Assets											
Hartland Towne Square - Hartland Twp., MI	Phase 1 - sale to Meijer for 192,000 SF building, 12,000 SF of retail and outlot building.	20%	Q4 2010	8.6%	$0.5	$5.4	$2.0	$0.7	$2.7	$0.0	$0.0
	Future phases.	20%				$17.5	$17.5				
				8.6% [2]	$0.5	$22.9	$19.4	$0.7	$2.7	$0.0	$0.0
Total Off-Balance Sheet Assets				**8.6% [1][2]**	**$0.5**	**$22.9**	**$19.4**	**$0.7**	**$2.7**	**$0.0**	**$0.0**
RPT Share of Total Off-Balance Sheet Assets				**8.6% [1][2]**	**$0.1**	**$4.6**	**$3.9**	**$0.1**	**$0.5**	**$0.0**	**$0.0**
Proposed Off-Balance Sheet Assets											
The Town Center at Aquia - Stafford, VA	Phase 1 - 114,340 SF of the mixed-use project.	20%	Q4 2009	8.5%	$2.2	$26.0	$20.9 [3]	$0.7	$4.1	$0.3	$0.0
	Future phases - 521,535 SF of the mixed-use project.	20%	Q1 2012	8.4%	$9.5	$113.0	$19.7 [3]	$1.1	$30.3	$55.3	$6.5
	Basis in property available for further development.	20%				$18.5	$18.5 [3]				
				8.4% [4]	$11.7	$157.4	$59.0	$1.8	$34.4	$55.6	$6.5
Gateway Commons - Lakeland, FL	375,000 SF power center project.	20%	Q2 2013	9.1%	$5.9	$64.7	$18.3	$1.3	$12.9	$29.1	$3.1
Parkway Shops - Jacksonville, FL	350,000 SF power center project.	20%	Q2 2013	8.8%	$2.8	$31.4	$11.8 [5]	$1.0	$0.3	$9.7	$8.6
Total Proposed Off-Balance Sheet Assets				**8.7% [1][4]**	**$20.4**	**$253.6**	**$89.1**	**$4.2**	**$47.6**	**$94.4**	**$18.2**
RPT Share of Total Proposed Off-Balance Sheet Assets				**8.7% [1][4]**	**$4.1**	**$50.7**	**$17.8**	**$0.8**	**$9.5**	**$18.9**	**$3.6**
RPT Share of Current Developments				**8.8% [1][2][4]**	**$7.3**	**$90.0**	**$22.8**	**$1.1**	**$10.5**	**$28.2**	**$27.4**

[1] Does not include gains on sales held in TRS or fee revenue.
[2] Does not include costs associated with the "Future phases" at Hartland Towne Square.
[3] Includes pro-rata portion of net book value of existing center and applicable fixed cost allocation.
[4] Does not include costs associated with the "Basis in property available for further development" at The Town Center at Aquia.
[5] Includes $6,856,775 payable on land purchased under two land contracts due in November 2010.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q1 2009
Page 11

Redevelopment Projects

(in millions)

Property/Location	Project Description	RPT Ownership %	Projected Stabilization Date	Stabilized Return on Cost	Projected Stabilized NOI [1]	Projected Cost	Cost to Date	Estimated Additional Costs 4/1/09 - 12/31/09	2010	2011
Current Redevelopment Projects [2]										
On-Balance Sheet Assets										
West Allis - West Allis, WI	Relocating existing tenants, adding Burlington Coat Factory, adding retail and upgrading façade.	100%	Q1 2010	9.1%	$1.1	$12.0	$5.4	$4.1	$2.5	$0.0
Holcomb - Roswell, GA	Adding Studio Movie Grill in 39,668 SF.	100%	Q4 2009	12.0%	$0.5	$4.0	$0.1	$3.9	$0.0	$0.0
Rivertowne Square - Deerfield Beach, FL	Adding a 60,000 SF Beall's Department Store.	100%	Q1 2010	12.8%	$0.2	$1.8	$0.4	$0.8	$0.5	$0.0
Southbay - Osprey, FL	Adding freestanding CVS, relocating tenants, retenanting space and demolishing vacated space.	100%	Q3 2009	15.2%	$0.1	$1.0	$0.2	$0.8	$0.0	$0.0
Total On-Balance Sheet Assets				10.4%	$1.9	$18.7	$6.1	$9.5	$3.1	$0.0
Off-Balance Sheet Assets										
Troy Marketplace - Troy, MI	Retenanting 97,000 SF Home Expo with LA Fitness (which has opened) and additional mid-box uses, constructing new outlot building.	30%	Q4 2010	20.7%	$2.1	$9.9	$5.4	$0.6	$3.9	$0.0
The Shops at Old Orchard - W. Bloomfield, MI	Adding 36,000 SF specialty grocer Plum Market as well as other upscale tenants; plus façade and structural improvements.	30%	Q2 2010	11.7%	$1.2	$9.8	$5.0	$3.7	$1.2	$0.0
Marketplace of Delray - Delray Beach, FL	Adding Ross Dress For Less in 27,684 SF and retenanting retail space.	30%	Q4 2009	14.3%	$0.6	$4.1	$0.0	$4.1	$0.0	$0.0
Collins Pointe Plaza - Cartersville, GA	Retenanting Winn-Dixie, adding freestanding CVS and small-shop retail space.	20%	Q1 2010	15.1%	$0.7	$4.7	$0.1	$3.4	$1.2	$0.0
Total Off-Balance Sheet Assets				15.8%	$4.5	$28.6	$10.5	$11.8	$6.3	$0.0
RPT Share of Total Off-Balance Sheet Assets				15.8% [3]	$1.3	$8.1	$3.1	$3.2	$1.8	$0.0
RPT Share of Current Redevelopments				12.0% [3]	$3.2	$26.8	$9.2	$12.7	$4.8	$0.0

Completed Projects		RPT Ownership %
Clinton Valley - Sterling Heights, MI	Adding a 50,852 SF Hobby Lobby.	100%
Market Plaza - Glen Ellyn, IL	Adding a 19,849 SF Staples.	20%
Future Projects		
Lakeshore Marketplace - Norton Shores, MI	Retenant with mid-box use a portion of Elder-Beerman space. Develop new outlots.	100%
Sunshine Plaza - Tamarac, FL	Taking back 20,000 SF of anchor space to create new mid-box opportunity.	100%
Pelican Plaza - Sarasota, FL	Adding 20,000 SF specialty grocer.	100%
Rossford Pointe - Rossford, OH	Opportunity to create additional mid-box retailer.	100%
The Shops on Lane Avenue - Columbus, OH	Expand existing grocery to prototype size.	20%

[1] Represents incremental change in revenue.

[2] Current redevelopments does not include The Town Center at Aquia, which is considered a development project by the Company. Refer to page 11 for details on The Town Center at Aquia.

[3] Does not include fees earned by RPT.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q1 2009
Page 12

Summary of Outstanding Debt
03/31/09

	Lender or Servicer	Percent of Total Indebtedness		Balance at 3/31/2009	Stated Interest Rate	Maturity Date	Months To Maturity
Fixed Rate Debt							
West Oaks II/Spring Meadows	Travelers Insurance	3.51%	$	23,393,698	7.0500%	Dec-09	8
Promenade at Pleasant Hill	Principal Life	1.96%		13,038,577	8.0900%	Sep-10	17
Publix at River Crossing	Jackson National Life Ins Co.	0.49%		3,250,328	6.6700%	Oct-10	19
Parkway Shops	St. Johns land contract	0.70%		4,690,000	7.0000%	Nov-10	20
Parkway Shops	River City Signature land contract	0.33%		2,166,775	6.0000%	Nov-10	20
Unsecured Term Loan Facility *	KeyBank, as agent	15.02%		100,000,000	4.5949%	Dec-10	21
Madison Shopping Center	LaSalle Bank N.A.	1.42%		9,480,951	7.5080%	May-11	25
Lakeshore Marketplace	Wells Fargo/Midland	2.22%		14,752,103	7.6470%	Aug-11	28
Sunshine Plaza Shopping Center	Nationwide Life	1.71%		11,389,395	7.3500%	May-12	38
Coral Creek	KeyBank	1.42%		9,469,375	6.7800%	Jul-12	40
The Crossroads at Royal Palm	L.J. Melody & Co./Salomon	1.70%		11,298,706	6.5000%	Aug-12	41
East Town Plaza	Citigroup Global Markets	1.67%		11,100,355	5.4500%	Jul-13	52
Centre at Woodstock	Wachovia	0.68%		4,537,083	6.9100%	Jul-13	52
Kentwood Towne Center	Nationwide Life	1.41%		9,368,354	5.7400%	Jul-13	52
Lantana Plaza Shopping Center	Key Bank	1.50%		9,988,813	4.7600%	Aug-13	53
Auburn Hills	Citigroup Global Markets	1.10%		7,323,677	5.3800%	May-14	62
Crossroads Shopping Center	Citigroup Global Markets	3.83%		25,509,863	5.3800%	May-14	62
Jackson West	KeyBank	2.58%		17,180,000	5.2000%	Nov-15	80
West Oaks I	KeyBank	4.10%		27,300,000	5.2000%	Nov-15	80
New Towne Plaza	Deutsche Bank	2.97%		19,800,000	5.0910%	Dec-15	81
Hoover Eleven	Canada Life/GMAC	0.90%		6,018,047	7.6250%	Feb-16	83
River City Marketplace	JPMorgan Chase Bank, N.A.	16.52%		110,000,000	5.4355%	Apr-17	97
Hoover Eleven	Canada Life/GMAC	0.33%		2,214,352	7.2000%	May-18	111
Junior Subordinated Note **	The Bank of New York Trust Company	4.22%		28,125,000	7.8700%	Jan-38	351
Subtotal Fixed Rate Debt		**72.31%**	**$**	**481,395,453**	**5.7868%**		72
Variable Rate Mortgages							
Gaines Marketplace	Huntington Bank	1.12%	$	7,459,510	1.9969%	Jun-09	2
Beacon Square	Huntington Bank	1.11%		7,380,517	3.3069%	Nov-09	7
Subtotal Variable Rate Mortgages		2.23%	$	14,840,027	2.6484%		5
Variable Rate Secured Facility							
Secured Revolving Credit Facility - Aquia	KeyBank	6.01%	$	40,000,000	3.8100%	Dec-09	9
Subtotal Variable Rate Secured Facilities		6.01%	$	40,000,000	3.8100%		
Subtotal Variable Rate Mortgages & Secured Facilities		8.24%	$	54,840,027	3.4957%		7
Variable Rate Unsecured Facility							
Unsecured Revolving Credit Facility	KeyBank, as agent	19.45%	$	129,500,000	1.9051%	Dec-09	9
Subtotal Variable Rate Unsecured Facilities		19.45%	$	129,500,000	1.9051%		
Subtotal Variable Rate Debt		**27.69%**	**$**	**184,340,027**	**2.3783%**		8
Total debt		**100.00%**	**$**	**665,735,479**	**4.8430%**		54

*** Effectively converted to fixed rate through swap agreements.**

**** Fixed rate until January 30, 2013, and then at LIBOR plus 3.30%.**

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q1 2009
Page 13

Loan Maturities Split between Scheduled Amortization and Scheduled Maturities
03/31/09

Year	Scheduled Amortization Payments	Scheduled Maturities	Total Scheduled Maturities	Percentage of Debt Maturing	Cumulative Percentage of Debt Maturing
2009	$ 3,974,313	$ 206,864,757	$ 210,839,069	31.67%	31.67%
2010	4,013,811	122,565,995	126,579,807	19.01%	50.68%
2011	4,599,918	23,332,219	27,932,137	4.20%	54.88%
2012	4,130,892	29,879,687	34,010,579	5.11%	59.99%
2013	3,363,353	30,121,368	33,484,721	5.03%	65.02%
2014	2,505,331	29,676,361	32,181,691	4.83%	69.85%
2015	2,323,334	59,457,889	61,781,223	9.28%	79.13%
2016	382,038	-	382,038	0.06%	79.19%
2017	310,621	110,000,000	110,310,621	16.57%	95.76%
2018	108,593	-	108,593	0.02%	95.78%
2019 +	-	28,125,000	28,125,000	4.22%	100.00%
Totals	**$ 25,712,204**	**$ 640,023,275**	**$ 665,735,479**		

Note: Scheduled maturities in 2009 includes $129,500,000 which represents the balance of the Unsecured Revolving Credit Facility drawn as of March 31, 2009 due at maturity in December 2009, and scheduled maturities in 2010 includes $100,000,000 which represents the balance of the Unsecured Term Loan Facility due at maturity in December 2010. The Unsecured Revolving Credit Facility can be extended to December 2010.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q1 2009
Page 14

Market Capitalization Information 03/31/09 Debt: Shares Dollars Percentage Fixed Rate Debt $ 481,395,453 59.79% Variable Rate Debt $ 184,340,027 22.89% Total Debt $ 665,735,479 82.68% Equity: Market price Common Shares and Equivalents REIT Shares $ 6.45 86.50% 18,698,476 $ 120,605,170 14.98% OP Units 13.50% 2,918,574 $ 18,824,802 2.34% Total Common Shares and Equivalents 100.00% 21,617,050 $ 139,429,973 17.32% Total Market Capitalization $ 805,165,452 100.00% Common Stock Performance - 04/01/08 through 03/31/09 Supplemental Financial and Operating Statistics Q1 2009 Ramco-Gershenson Properties Trust (RPT) Page 15

Operating
Property Summary
As of March 31, 2009

Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Total Shopping Center GLA: Anchors: Non-Company Owned	Company Owned	Total Anchor GLA	Non-Anchor GLA	Total	Company Owned GLA: Total	Leased	Occupancy	Annualized Base Rent: Total	PSF	Anchors [2]
Operating:															
Florida															
Coral Creek Shops	Coconut Creek, FL	100%	1992/2002/NA	34		42,112	42,112	67,200	109,312	109,312	93,937	85.9%	$ 1,421,939	$ 15.14	Publix
Lantana Shopping Center	Lantana, FL	100%	1959/1996/2002	22		61,166	61,166	62,444	123,610	123,610	113,968	92.2%	$ 1,178,271	$ 10.34	Publix
Naples Towne Centre	Naples, FL	100%	1982/1996/2003	14	32,680	102,027	134,707	32,680	167,387	134,707	126,258	93.7%	$ 761,946	$ 6.03	Goodwill [3], Save-A-Lot, Bealls
Pelican Plaza	Sarasota, FL	100%	1983/1997/NA	25		35,768	35,768	54,054	89,822	89,822	79,912	89.0%	$ 873,883	$ 10.94	Linens 'N Things [6]
River City Marketplace	Jacksonville, FL	100%	2005/2005/NA	70	342,501	323,907	666,408	221,448	887,856	545,355	522,796	95.9%	$ 8,181,070	$ 15.65	Wal-Mart [3], Lowe's[3], Bed Bath & Beyond, Best Buy, Gander Mountain Michaels, OfficeMax, PETsMART, Ross Dress For Less, Wallace Theaters, Ashley Furniture HomeStore
River Crossing Centre	New Port Richey, FL	100%	1998/2003/NA	16		37,888	37,888	24,150	62,038	62,038	62,038	100.0%	$ 743,837	$ 11.99	Publix
Sunshine Plaza	Tamarac, FL	100%	1972/1996/2001	28		146,409	146,409	89,317	235,726	235,726	230,012	97.6%	$ 2,034,834	$ 8.85	Publix, Old Time Pottery
The Crossroads	Royal Palm Beach, FL	100%	1988/2002/NA	35		42,112	42,112	77,980	120,092	120,092	104,600	87.1%	$ 1,590,629	$ 15.21	Publix
Village Lakes Shopping Center	Land O' Lakes, FL	100%	1987/1997/NA	24		125,141	125,141	61,355	186,496	186,496	179,199	96.1%	$ 1,085,727	$ 6.06	Sweet Bay, Wal-Mart
Total / Average				268	375,181	916,530	1,291,711	690,628	1,982,339	1,607,158	1,512,720	94.1%	$ 17,872,137	$ 11.81	
Georgia															
Centre at Woodstock	Woodstock, GA	100%	1997/2004/NA	14		51,420	51,420	35,328	86,748	86,748	75,660	87.2%	$ 873,002	$ 11.54	Publix
Conyers Crossing	Conyers, GA	100%	1978/1998/NA	15		138,915	138,915	31,560	170,475	170,475	170,475	100.0%	$ 976,973	$ 5.73	Burlington Coat Factory, Hobby Lobby
Horizon Village	Suwanee, GA	100%	1996/2002/NA	22		47,955	47,955	49,046	97,001	97,001	82,486	85.0%	$ 869,415	$ 10.54	Publix [4]
Mays Crossing	Stockbridge, GA	100%	1984/1997/NA	20		100,244	100,244	37,040	137,284	137,284	128,384	93.5%	$ 818,512	$ 6.38	ApplianceSmart Factory Outlet, Big Lots, Dollar Tree
Promenade at Pleasant Hill	Duluth, GA	100%	1993/2004/NA	34		199,555	199,555	82,076	281,631	281,631	254,155	90.2%	$ 1,907,244	$ 7.50	Farmers Home Furniture, Old Time Pottery, Publix
Total / Average				105	-	538,089	538,089	235,050	773,139	773,139	711,160	92.0%	$ 5,445,146	$ 7.66	
Michigan															
Auburn Mile, The	Auburn Hills, MI	100%	2000/1999/NA	7	533,659	64,298	597,957	26,238	624,195	90,536	90,536	100.0%	$ 944,457	$ 10.43	Best Buy [3], Target [3], Meijer [3], Costco [3], Jo-Ann, Staples
Beacon Square	Grand Haven, MI	100%	2004/2004/NA	16	103,316	-	103,316	51,387	154,703	51,387	45,932	89.4%	$ 781,589	$ 17.02	Home Depot [3]
Clinton Pointe	Clinton Twp., MI	100%	1992/2003/NA	14	112,876	65,735	178,611	69,595	248,206	135,330	107,605	79.5%	$ 1,086,112	$ 10.09	OfficeMax, Sports Authority, Target [3]
Clinton Valley	Sterling Heights, MI	100%	1985/1996/NA	11		50,262	50,262	51,149	101,411	101,411	89,120	87.9%	$ 690,504	$ 7.75	Hobby Lobby
Clinton Valley Mall	Sterling Heights, MI	100%	1977/1996/2002	8		55,175	55,175	44,106	99,281	99,281	99,281	100.0%	$ 1,579,052	$ 15.90	Office Depot, DSW Shoe Warehouse
Eastridge Commons	Flint, MI	100%	1990/1996/2001	16	117,777	117,972	235,749	51,704	287,453	169,676	158,526	93.4%	$ 1,645,612	$ 10.38	Farmer Jack (A&P) [4], Office Depot[4], Target [3], TJ Maxx
Edgewood Towne Center	Lansing, MI	100%	1990/1996/2001	17	227,193	23,524	250,717	62,233	312,950	85,757	75,122	87.6%	$ 851,796	$ 11.34	OfficeMax, Sam's Club [3], Target [3]
Fairlane Meadows	Dearborn, MI	100%	1987/2003/NA	22	201,300	56,586	257,886	80,922	338,808	137,508	120,901	87.9%	$ 1,660,439	$ 13.73	Best Buy, Citi Trends, Target [3], Burlington Coat Factory [3]
Fraser Shopping Center	Fraser, MI	100%	1977/1996/NA	8		47,632	47,632	23,915	71,547	71,547	51,335	71.8%	$ 308,682	$ 6.01	Oakridge Market
Gaines Marketplace	Gaines Twp., MI	100%	2004/2004/NA	15		351,981	351,981	40,188	392,169	392,169	387,669	98.9%	$ 1,648,734	$ 4.25	Meijer, Staples, Target
Hoover Eleven	Warren, MI	100%	1989/2003/NA	47		153,810	153,810	130,960	284,770	284,770	239,235	84.0%	$ 3,027,009	$ 12.65	Kroger, Marshalls, OfficeMax
Jackson Crossing	Jackson, MI	100%	1967/1996/2002	64	254,242	222,192	476,434	177,713	654,147	399,905	366,927	91.8%	$ 3,465,073	$ 9.44	Kohl's, Sears [3], Target [3], TJ Maxx, Toys "R" Us, Best Buy, Bed Bath & Beyond, Jackson 10 Theater
Jackson West	Jackson, MI	100%	1996/1996/1999	5		194,484	194,484	15,837	210,321	210,321	190,838	90.7%	$ 1,357,418	$ 7.11	Lowe's, Michaels, OfficeMax
Kentwood Towne Centre	Kentwood, MI	77.88%	1988/1996//NA	16	101,909	122,390	224,299	50,473	274,772	172,863	164,663	95.3%	$ 1,150,579	$ 6.99	Hobby Lobby, OfficeMax, Rooms Today [3]
Lake Orion Plaza	Lake Orion, MI	100%	1977/1996/NA	9		126,195	126,195	14,878	141,073	141,073	133,753	94.8%	$ 517,129	$ 3.87	Hollywood Super Market, Kmart
Lakeshore Marketplace	Norton Shores, MI	100%	1996/2003/NA	21	126,800	258,638	385,438	89,015	474,453	347,653	339,074	97.5%	$ 2,727,144	$ 8.04	Barnes & Noble, Dunham's, Elder-Beerman, Hobby Lobby, T J Maxx, Toy "R" Us, Target[3]
Livonia Plaza	Livonia, MI	100%	1988/2003/NA	20		90,831	90,831	43,042	133,873	133,873	122,922	91.8%	$ 1,273,109	$ 10.36	Kroger, TJ Maxx
Madison Center	Madison Heights, MI	100%	1965/1997/2000	15		167,830	167,830	59,258	227,088	227,088	185,832	81.8%	$ 1,197,147	$ 6.44	Dunham's [4], Kmart
New Towne Plaza	Canton Twp., MI	100%	1975/1996/2005	15		126,425	126,425	51,259	177,684	177,684	177,684	100.0%	$ 1,774,491	$ 9.99	Kohl's, Jo-Ann
Oak Brook Square	Flint, MI	100%	1982/1996/NA	20		79,744	79,744	72,629	152,373	152,373	141,830	93.1%	$ 1,194,786	$ 8.42	TJ Maxx, Hobby Lobby
Roseville Towne Center	Roseville, MI	100%	1963/1996/2004	9		206,747	206,747	40,221	246,968	246,968	246,968	100.0%	$ 1,688,163	$ 6.84	Marshalls, Wal-Mart, Office Depot[4]
Shoppes at Fairlane Meadows	Dearborn, MI	100%	2007/NA/NA	8		-	-	19,925	19,925	19,925	13,197	66.2%	$ 321,538	$ 24.36	
Southfield Plaza	Southfield, MI	100%	1969/1996/2003	14		128,339	128,339	37,660	165,999	165,999	163,749	98.6%	$ 1,372,869	$ 8.38	Burlington Coat Factory, Marshalls, Staples
Taylor Plaza	Taylor, MI	100%	1970/1996/2006	1		102,513	102,513	-	102,513	102,513	102,513	100.0%	$ 439,992	$ 4.29	Home Depot
Tel-Twelve	Southfield, MI	100%	1968/1996/2003	21		479,869	479,869	43,542	523,411	523,411	523,411	100.0%	$ 5,736,604	$ 10.96	Meijer, Lowe's, Office Depot, Best Buy, DSW Shoe Warehouse, Michaels, PETsMART
West Oaks I	Novi, MI	100%	1979/1996/2004	8		215,251	215,251	30,270	245,521	245,521	209,205	85.2%	$ 2,069,046	$ 9.89	OfficeMax, DSW Shoe Warehouse, Home Goods, Michaels, Gander Mountain
West Oaks II	Novi, MI	100%	1986/1996/2000	30	221,140	90,753	311,893	77,201	389,094	167,954	166,979	99.4%	$ 2,875,279	$ 17.22	Value City Furniture [3], Bed Bath & Beyond [3], Marshalls, Toys "R" Us[3], Kohl's[3], Jo-Ann
Total / Average				457	2,000,212	3,599,176	5,599,388	1,455,320	7,054,708	5,054,496	4,714,807	93.3%	$ 43,384,352	$ 9.20	
North Carolina															
Ridgeview Crossing	Elkin, NC	100%	1989/1997/1995	8		58,581	58,581	12,340	70,921	70,921	70,921	100.0%	$ 328,491	$ 4.63	Belk Department Store, Ingles Market
Total / Average				8	-	58,581	58,581	12,340	70,921	70,921	70,921	100.0%	$ 328,491	$ 4.63	

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q1 2009
Page 16

Operating
Property Summary
As of March 31, 2009

Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Total Shopping Center GLA: Anchors: Non-Company Owned	Company Owned	Total Anchor GLA	Non-Anchor GLA	Total	Company Owned GLA: Total	Leased	Occupancy	Annualized Base Rent: Total	PSF	Anchors [2]
Ohio															
Crossroads Centre	Rossford, OH	100%	2001/2001/NA	22	126,200	255,091	381,291	99,054	480,345	354,145	344,205	97.2%	$ 3,240,597	$ 9.41	Home Depot, Target [3], Giant Eagle, Michaels, Calphalon
OfficeMax Center	Toledo, OH	100%	1994/1996/NA	1		22,930	22,930	-	22,930	22,930	22,930	100.0%	$ 265,988	$ 11.60	OfficeMax
Rossford Pointe	Rossford, OH	100%	2006/2005/NA	6		41,077	41,077	6,400	47,477	47,477	45,877	96.6%	$ 575,127	$ 12.54	PETsMART, Office Depot[4]
Spring Meadows Place	Holland, OH	100%	1987/1996/2005	28	384,770	110,691	495,461	101,126	596,587	211,817	198,225	93.6%	$ 2,247,450	$ 11.34	Dick's Sporting Goods [3], Best Buy [3], Kroger [3], Target [3], T J Maxx, OfficeMax, PETsMART, Ashley Furniture, Sam's Club[3], Big Lots[3]
Troy Towne Center	Troy, OH	100%	1990/1996/2003	18	197,109	86,584	283,693	58,026	341,719	144,610	141,110	97.6%	$ 892,538	$ 6.33	Wal-Mart[3], Kohl's
Total / Average				75	708,079	516,373	1,224,452	264,606	1,489,058	780,979	752,347	96.3%	$ 7,221,699	$ 9.60	
South Carolina															
Taylors Square	Taylors, SC	100%	1989/1997/2005	14		207,455	207,455	33,777	241,232	241,232	238,476	98.9%	$ 1,441,893	$ 6.05	Wal-Mart
Total / Average				14	-	207,455	207,455	33,777	241,232	241,232	238,476	98.9%	$ 1,441,893	$ 6.05	
Tennessee															
Northwest Crossing	Knoxville, TN	100%	1989/1997/NA	11		274,291	274,291	29,933	304,224	304,224	302,724	99.5%	$ 1,784,010	$ 5.89	Wal-Mart, Ross Dress for Less, Greggs Appliances
Northwest Crossing II	Knoxville, TN	100%	1999/1999/NA	2		23,500	23,500	4,674	28,174	28,174	28,174	100.0%	$ 308,969	$ 10.97	OfficeMax
Total / Average				13	-	297,791	297,791	34,607	332,398	332,398	330,898	99.5%	$ 2,092,979	$ 6.33	
Wisconsin															
East Town Plaza	Madison, WI	100%	1992/2000/2000	18	132,995	144,685	277,680	64,274	341,954	208,959	185,551	88.8%	$ 1,721,517	$ 9.28	Burlington Coat Factory, Marshalls, Jo-Ann, Borders, Toys "R" Us[3], Shopko[3]
Total / Average				18	132,995	144,685	277,680	64,274	341,954	208,959	185,551	88.8%	$ 1,721,517	$ 9.28	
Operating Total / Average				958	3,216,467	6,278,680	9,495,147	2,790,602	12,285,749	9,069,282	8,516,880	93.9%	$ 79,508,215	$ 9.34	
Joint Ventures:															
Florida															
Cocoa Commons	Cocoa, FL	30%	2001/2007/NA	23		51,420	51,420	38,696	90,116	90,116	76,920	85.4%	$ 918,524	$ 11.94	Publix
Cypress Point	Clearwater, FL	30%	1983/2007/NA	22		103,085	103,085	64,195	167,280	167,280	155,126	92.7%	$ 1,843,268	$ 11.88	Burlington Coat Factory, The Fresh Market
Kissimmee West	Kissimmee, FL	7%	2005/2005/NA	17	184,600	67,000	251,600	48,586	300,186	115,586	114,386	99.0%	$ 1,450,088	$ 12.68	Jo-Ann, Marshalls,Target [3]
Martin Square	Stuart, FL	30%	1981/2005/NA	14		291,432	291,432	39,673	331,105	331,105	326,340	98.6%	$ 2,083,845	$ 6.39	Home Depot, Howards Interiors [5], Kmart, Staples
Mission Bay Plaza	Boca Raton, FL	30%	1989/2004/NA	57		159,147	159,147	113,719	272,866	272,866	249,327	91.4%	$ 4,704,161	$ 18.87	Albertsons, LA Fitness Sports Club, OfficeMax, Toys "R" Us
Plaza at Delray, The	Delray Beach, FL	20%	1979/2004/NA	48		193,967	193,967	137,529	331,496	331,496	271,792	82.0%	$ 4,482,452	$ 16.49	Books-A-Million, Marshalls, Publix, Regal Cinemas, Staples
Shenandoah Square	Davie, FL	40%	1989/2001/NA	43		42,112	42,112	81,534	123,646	123,646	110,716	89.5%	$ 1,707,931	$ 15.43	Publix
Shoppes of Lakeland	Lakeland, FL	7%	1985/1996/NA	22	123,400	122,441	245,841	66,447	312,288	188,888	161,988	85.8%	$ 1,915,319	$ 11.82	Michaels, Ashley Furniture, Target [3]
Treasure Coast Commons	Jensen Beach, FL	30%	1996/2004/NA	3		92,979	92,979	-	92,979	92,979	92,979	100.0%	$ 1,154,920	$ 12.42	Barnes & Noble, OfficeMax, Sports Authority
Village of Oriole Plaza	Delray Beach, FL	30%	1986/2005/NA	39		42,112	42,112	113,640	155,752	155,752	150,222	96.4%	$ 2,056,339	$ 13.69	Publix
Village Plaza	Lakeland, FL	30%	1989/2004/NA	26		64,504	64,504	82,251	146,755	146,755	108,452	73.9%	$ 1,345,419	$ 12.41	Staples
Vista Plaza	Jensen Beach, FL	30%	1998/2004/NA	9		87,072	87,072	22,689	109,761	109,761	81,347	74.1%	$ 1,050,993	$ 12.92	Bed Bath & Beyond, Michaels
West Broward Shopping Center	Plantation, FL	30%	1965/2005/NA	19		81,801	81,801	74,435	156,236	156,236	154,185	98.7%	$ 1,616,015	$ 10.48	Badcock, National Pawn Shop, Save-A-Lot, US Postal Service
Total / Average				342	308,000	1,399,072	1,707,072	883,394	2,590,466	2,282,466	2,053,780	90.0%	$ 26,329,274	$ 12.82	
Georgia															
Paulding Pavilion	Hiram, GA	20%	1995/2006/NA	13		60,509	60,509	24,337	84,846	84,846	76,896	90.6%	$ 1,181,994	$ 15.37	Sports Authority, Staples
Peachtree Hill	Duluth, GA	20%	1986/2007/NA	36		87,411	87,411	63,461	150,872	150,872	118,401	78.5%	$ 1,162,494	$ 9.82	Kroger, Outrageous Bargains
Total / Average				49	-	147,920	147,920	87,798	235,718	235,718	195,297	82.9%	$ 2,344,488	$ 12.00	
Illinois															
Market Plaza	Glen Ellyn, IL	20%	1965/2007/1996	33		65,230	65,230	79,600	144,830	144,830	135,250	93.4%	$ 2,070,943	$ 15.31	Jewel Osco, Staples
Rolling Meadows	Rolling Meadows, IL	20%	1956/2008/1995	18	-	83,230	83,230	47,206	130,436	130,436	102,107	78.3%	$ 1,245,503	$ 12.20	Jewel Osco
Total / Average				51	-	148,460	148,460	126,806	275,266	275,266	237,357	86.2%	$ 3,316,446	$ 13.97	
Indiana															
Merchants' Square	Carmel, IN	20%	1970/2004/NA	47	80,000	69,504	149,504	194,885	344,389	264,389	224,063	84.7%	$ 2,734,474	$ 12.20	Marsh [3], Cost Plus, Hobby Lobby
Nora Plaza	Indianapolis, IN	7%	1958/2007/2002	24	123,800	58,144	181,944	75,258	257,202	133,402	130,147	97.6%	$ 1,793,498	$ 13.78	Target [3], Marshalls, Whole Foods
Total / Average				71	203,800	127,648	331,448	270,143	601,591	397,791	354,210	89.0%	$ 4,527,972	$ 12.78	
Maryland															
Crofton Centre	Crofton, MD	20%	1974/1996/NA	18		196,570	196,570	54,941	251,511	251,511	250,422	99.6%	$ 1,822,419	$ 7.28	Basics/Metro, Kmart, Leather Expo, Gold's Gym
Total / Average				18	-	196,570	196,570	54,941	251,511	251,511	250,422	99.6%	$ 1,822,419	$ 7.28	

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q1 2009
Page 17

Operating
Property Summary
As of March 31, 2009

Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Total Shopping Center GLA: Anchors: Non-Company Owned	Total Shopping Center GLA: Anchors: Company Owned	Total Shopping Center GLA: Anchors: Total Anchor GLA	Total Shopping Center GLA: Non-Anchor GLA	Total Shopping Center GLA: Total	Company Owned GLA: Total	Company Owned GLA: Leased	Company Owned GLA: Occupancy	Annualized Base Rent: Total	Annualized Base Rent: PSF	Anchors [2]
Michigan															
Gratiot Crossing	Chesterfield, MI	30%	1980/2005/NA	15		122,406	122,406	43,138	165,544	165,544	149,386	90.2%	$ 1,302,640	$ 8.72	Jo-Ann, Kmart
Hunter's Square	Farmington Hills, MI	30%	1988/2005/NA	35		194,236	194,236	157,066	351,302	351,302	346,681	98.7%	$ 6,291,515	$ 18.15	Bed Bath & Beyond, Borders, Loehmann's, Marshalls, T J Maxx
Millennium Park	Livonia, MI	30%	2000/2005/NA	14	352,641	241,850	594,491	39,524	634,015	281,374	242,550	86.2%	$ 3,193,124	$ 13.16	Home Depot, Marshalls, Michaels, PETsMART, Costco[3], Meijer[3]
Southfield Plaza Expansion	Southfield, MI	50%	1987/1996/2003	11		-	-	19,410	19,410	19,410	12,410	63.9%	$ 212,224	$ 17.10	
West Acres Commons	Flint, MI	40%	1998/2001/NA	14		59,889	59,889	35,200	95,089	95,089	84,489	88.9%	$ 1,068,063	$ 12.64	V G's Food Center
Winchester Center	Rochester Hills, MI	30%	1980/2005/NA	15		224,356	224,356	85,336	309,692	309,692	306,296	98.9%	$ 4,357,097	$ 14.23	Borders, Dick's Sporting Goods, Linens'N Things [6], Marshalls, Michaels PETsMART
Total / Average				104	352,641	842,737	1,195,378	379,674	1,575,052	1,222,411	1,141,812	93.4%	$ 16,424,663	$ 14.38	
New Jersey															
Chester Springs Shopping Center	Chester, NJ	20%	1970/1996/1999	42		81,760	81,760	142,393	224,153	224,153	191,486	85.4%	$ 2,737,617	$ 14.30	Shop-Rite Supermarket, Staples
Total / Average				42	-	81,760	81,760	142,393	224,153	224,153	191,486	85.4%	$ 2,737,617	$ 14.30	
Ohio															
Olentangy Plaza	Columbus, OH	20%	1981/2007/1997	41		139,130	139,130	114,800	253,930	253,930	228,853	90.1%	$ 2,390,791	$ 10.45	Eurolife Furniture, Marshalls, MicroCenter, Stitching Post, Sunflower Market[4]
The Shops on Lane Avenue	Upper Arlington, OH	20%	1952/2007/2004	40		46,574	46,574	108,707	155,281	155,281	143,338	92.3%	$ 2,930,058	$ 20.44	Bed Bath & Beyond, Whole Foods
Total / Average				81	-	185,704	185,704	223,507	409,211	409,211	372,191	91.0%	$ 5,320,850	$ 14.30	
JV Total / Average				758	864,441	3,129,871	3,994,312	2,168,656	6,162,968	5,298,527	4,796,555	90.5%	$ 62,823,729	$ 13.10	
Operating Under Redevelopment:															
Rivertowne Square	Deerfield Beach, FL	100%	1980/1998/NA	14		45,948	45,948	44,674	90,622	90,622	84,322	93.0%	$ 772,952	$ 9.17	Winn-Dixie
Southbay Shopping Center	Osprey, FL	100%	1978/1998/NA	17		31,700	31,700	42,105	73,805	73,805	56,030	75.9%	$ 379,338	$ 6.77	Bealls Clearance Store
Holcomb Center	Roswell, GA	100%	1986/1996/NA	24		39,668	39,668	57,895	97,563	97,563	26,605	27.3%	$ 292,268	$ 10.99	
The Towne Center at Aquia [7]	Stafford, VA	100%	1989/1998/NA	16		86,184	86,184	44,316	130,500	130,500	118,854	91.1%	$ 2,522,294	$ 21.22	Northrop Grumman, Regal Cinemas
West Allis Towne Centre	West Allis, WI	100%	1987/1996/NA	29		163,069	163,069	132,204	295,273	295,273	213,365	72.3%	$ 1,455,754	$ 6.82	Kmart, Dollar Tree, Office Depot
Total / Average				100	-	366,569	366,569	321,194	687,763	687,763	499,176	72.6%	$ 5,422,605	$ 10.86	
Joint Venture Under Redevelopment:															
Collins Pointe Plaza	Cartersville, GA	20%	1987/2006/NA	17		46,358	46,358	34,684	81,042	81,042	22,000	27.1%	$ 263,231	$ 11.97	
Old Orchard	W. Bloomfield, MI	30%	1972/2007/NA	18		36,044	36,044	33,755	69,799	69,799	55,539	79.6%	$ 755,592	$ 13.60	Plum Market
Marketplace of Delray	Delray Beach, FL	30%	1981/2005/NA	47		103,193	103,193	119,711	222,904	222,904	169,211	75.9%	$ 2,169,928	$ 12.82	David Morgan Fine Arts[5,8], Office Depot, Winn-Dixie
Troy Marketplace	Troy, MI	30%	2000/2005/NA	12	20,600	193,360	213,960	29,013	242,973	222,373	165,678	74.5%	$ 2,998,548	$ 18.10	Nordstom Rack, PETsMART, REI [3], LA Fitness, Golfsmith
Total / Average				94	20,600	378,955	399,555	217,163	616,718	596,118	412,428	69.2%	$ 6,187,299	$ 15.00	
PORTFOLIO TOTAL / AVERAGE				1910	4,101,508	10,154,075	14,255,583	5,497,615	19,753,198	15,651,690	14,225,039	90.9%	$ 153,941,848	$ 10.82	

[1] Represents year constructed/acquired/year of latest renovation or expansion by either the Company or the former Ramco Group, as applicable.
[2] We define anchor tenants as single tenants which lease 19,000 square feet or more at a property.
[3] Non-Company owned anchor space
[4] Tenant closed - lease obligated.
[5] Tenant lease expired, though remains in occupancy as month to month tenant.
[6] Tenant closed in Bankruptcy, though Leases are guaranteed by CVS.
[7] The Town Center at Aquia is considered a development project by the Company. Refer to the development projects on page 11 for details on The Town Center at Aquia.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q1 2009
Page 18

[1] BY GLA [2] [1] BY GLA [2] [1] BY GLA [2] OH: Ohio MI FL GA 5% LOC LOC MI FL OH 8% GA 8% OH 8% BY RENT BY RENT BY RENT GEOGRAPHIC DIVERSIFICATION ANCHOR, NON-ANCHOR TENANT MIX CREDIT QUALITY TENANT MIX MI: Michigan FL: Florida IN: Indiana GA: Georgia WI: Wisconsin ANCHORS: Spaces greater than or equal to 19,000 square feet NON-ANCHORS: Spaces of less than 19,000 square feet NAT: National REG: Regional LOC: Local 41% 31% All Others 10% LEGEND LEGEND LEGEND ANCHOR 51% NON-ANCHOR 49% ANCHOR 68% NON-ANCHOR 32% NAT 69% 18% REG 13% NAT 70% IN 3% 13% REG 17% 42% 27% All Others 10% WI 2% IN 2% WI 3% [1] Figures shown represent annualized base rents [2] Figures shown represent occupied Gross Leasable Area Supplemental Financial and Operating Statistics Q1 2009 Ramco-Gershenson Properties Trust (RPT) Page 19

Major Tenant Exposure* as of March 31, 2009

Lease Name	Number of Leases	Leased GLA as of 03/31/09 (Sq.Ft.)	% of Total Company Owned GLA	Annualized Base Rent in Place at 03/31/09 Total Annualized Base Rent	Annualized Base Rent/Square Foot	% of Base Rental Revenue as of 03/31/09
T.J. Maxx/Marshalls	19	611,154	3.90%	$5,738,487	$9.39	3.73%
Publix	12	574,794	3.67%	4,534,891	$7.89	2.95%
Home Depot	4	487,203	3.11%	3,259,492	$6.69	2.12%
OfficeMax	12	273,720	1.75%	3,065,968	$11.20	1.99%
Kmart	6	618,341	3.95%	2,717,603	$4.39	1.77%
Wal-Mart	4	636,257	4.07%	2,675,565	$4.21	1.74%
Jo-Ann	7	230,976	1.48%	2,480,777	$10.74	1.61%
Dollar Tree	26	285,756	1.83%	2,427,737	$8.50	1.58%
PETsMART	7	160,428	1.02%	2,283,195	$14.23	1.48%
Staples	10	223,443	1.43%	2,277,866	$10.19	1.48%
Michaels	9	199,724	1.28%	2,211,075	$11.07	1.44%
Best Buy	4	141,895	0.91%	1,953,758	$13.77	1.27%
Bed Bath & Beyond	5	154,599	0.99%	1,846,043	$11.94	1.20%
Gander Mountain	2	159,791	1.02%	1,844,967	$11.55	1.20%
Lowe's Home Centers	2	270,394	1.73%	1,822,956	$6.74	1.18%
	129	5,028,475	32.13%	$41,140,380	$8.18	26.72%

*Based upon percentage of annualized base rent.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q1 2009
Page 20

Summary of Expiring GLA

All Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Annualized Base Rent in Place at 03/31/09 Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2009	190	717,370	5.04%	$8,663,251	5.63%	$12.08
2010	248	1,402,937	9.86%	16,880,595	10.97%	12.03
2011	284	1,394,720	9.80%	18,389,524	11.95%	13.19
2012	241	1,459,912	10.26%	16,876,227	10.96%	11.56
2013	198	1,587,242	11.16%	18,943,489	12.31%	11.93
2014	121	1,373,275	9.65%	12,343,725	8.02%	8.99
2015	38	652,976	4.59%	7,252,402	4.71%	11.11
2016	65	1,320,028	9.28%	13,385,425	8.70%	10.14
2017	47	787,433	5.54%	10,478,779	6.81%	13.31
2018	37	777,015	5.46%	7,727,802	5.02%	9.95
2019+	61	2,752,131	19.35%	23,000,629	14.94%	8.36
Total	1,530	14,225,039	100.00%	$153,941,848	100.00%	$10.82

All Anchor Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2009	7	234,874	2.43%	$1,886,335	2.41%	$8.03
2010	19	688,554	7.13%	5,626,764	7.18%	8.17
2011	14	465,334	4.82%	3,569,197	4.55%	7.67
2012	17	742,271	7.69%	4,478,350	5.71%	6.03
2013	26	1,048,908	10.86%	8,941,275	11.41%	8.52
2014	21	994,353	10.30%	5,948,178	7.59%	5.98
2015	14	521,034	5.40%	4,997,579	6.38%	9.59
2016	26	1,097,217	11.36%	9,095,442	11.61%	8.29
2017	18	668,620	6.92%	8,167,553	10.42%	12.22
2018	13	652,123	6.75%	5,817,780	7.42%	8.92
2019+	33	2,542,782	26.33%	19,843,026	25.31%	7.80
Total	208	9,656,070	100.00%	$78,371,479	100.00%	$8.12

All Non-Anchor Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2009	183	482,496	10.56%	$6,776,916	8.97%	$14.05
2010	229	714,383	15.64%	11,253,831	14.89%	15.75
2011	270	929,386	20.34%	14,820,327	19.61%	15.95
2012	224	717,641	15.71%	12,397,877	16.41%	17.28
2013	172	538,334	11.78%	10,002,214	13.24%	18.58
2014	100	378,922	8.29%	6,395,547	8.46%	16.88
2015	24	131,942	2.89%	2,254,823	2.98%	17.09
2016	39	222,811	4.88%	4,289,983	5.68%	19.25
2017	29	118,813	2.60%	2,311,226	3.06%	19.45
2018	24	124,892	2.73%	1,910,022	2.53%	15.29
2019+	28	209,349	4.60%	3,157,604	4.18%	15.08
Total	1,322	4,568,969	100.00%	$75,570,370	100.00%	$16.54

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q1 2009
Page 21

Joint Ventures Contribution to Funds from Operations (in thousands) For Three Months Ended March 31, 2009 Ramco/Lion Ramco 450 Ramco 191 Ramco Ramco Hartland River City Southfield West Acres Shenandoah Ramco Venture LP Venture LLC Venture LLC HHF KL LLC HHF NP LLC Towne Square North Ind Plaza Commons Square Consolidated Consolidated Consolidated Consolidated Consolidated Indianapolis, IN Hartland, MI Jacksonville, FL Southfield, MI Flint, MI Davie, FL Interest Total revenue 13,622$ 8,352$ 447$ 1,178$ 655$ 19$ -$ 72$ 373$ 767$ 6,471$ Operating expense 4,479 2,916 121 357 273 5 2 25 130 272 $ 2,169 Depreciation and amortization 3,539 2,699 179 325 164 44 -10 70 169 $ 1,781 Interest expense 3,997 3,132 39 ----15 177 220 $ 2,000 Total expenses 12,015 8,747 339 682 437 49 2 50 377 661 5,950 Net income (loss) $ 1,607 (395)$ 108$ 496$ 218$ $ (30) (2)$ 22$ (4)$ 106$ 521$ Ramco ownership interest 30% 20% 20% 7% 7% 20% 5% 50% 40% 40% Ramco's share of net income $ 482 (79)$ 22$ 35$ 15$ $ (6) -$ 11$ (2)$ 42$ 520$ Add: depreciation expense 1,012 515 33 23 11 --5 28 67 1,694 Funds from operations contributed 1,494$ 436$ 55$ 58$ 26$ $ (6) -$ 16$ 26$ 109$ 2,214$ by joint ventures Supplemental Financial and Operating Statistics Q1 2009 Ramco-Gershenson Properties Trust (RPT) Page 22

Joint Ventures
Combining Balance Sheets
as of March 31, 2009
(in thousands)

	Ramco/Lion Venture LP	Ramco 450 Venture LLC	Ramco 191 Venture LLC	Ramco HHF KL LLC	Ramco HHF NP LLC	Ramco RM Hartland SC LLC	Ramco Jacksonville North Industrial LLC	S-12 Associates	Ramco/ West Acres LLC	Ramco/ Shenandoah LLC	
	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	Hartland Towne Square Hartland, MI	River City North Ind Jacksonville, FL	Southfield Plaza Expansion Southfield, MI	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	Ramco Equity Investment
ASSETS											
Investment in real estate											
Land	$ 76,891	$ 51,760	$ 2,879	$ 7,600	$ 4,019	$ 7,387	$ 1,127	$ 50	$ 1,118	$ 1,653	
Buildings and improvements	455,615	299,174	19,365	44,542	23,509	-	-	446	10,124	14,976	
Construction in progress	4,837	3,271	366	14	-	9,556	92	-	-	-	
Intangible assets, net	14,853	8,393	800	1,205	523	2,393	30	30	45	246	
	552,196	362,598	23,410	53,361	28,051	19,336	1,249	526	11,287	16,875	
Less: accumulated depreciation	(38,456)	(12,031)	(725)	(2,022)	(956)	-	-	(144)	(1,931)	(2,816)	
Investments in real estate, net	513,740	350,567	22,685	51,339	27,095	19,336	1,249	382	9,356	14,059	
Cash and cash equivalents	8,969	9,916	573	671	433	34	8	131	270	861	
Accounts receivable, net	10,582	3,177	262	178	(88)	21	-	39	69	356	
Other assets, net	2,238	1,191	94	1	250	-	-	109	95	387	
Total Assets	$ 535,529	$ 364,851	$ 23,614	$ 52,189	$ 27,690	$ 19,391	$ 1,257	$ 661	$ 9,790	$ 15,663	
LIABILITIES AND SHAREHOLDERS' EQUITY											
Mortgages and notes payable	$ 271,980	$ 221,298	$ 8,750	$ -	$ -	$ 14,562	$ 723	$ 882	$ 8,671	$ 12,009	
Accounts payable and accrued expenses	12,881	8,407	136	677	325	1,129	4	239	189	401	
	284,861	229,705	8,886	677	325	15,691	727	1,121	8,860	12,410	
ACCUMULATED EQUITY (DEFICIT)	250,668	135,146	14,728	51,512	27,365	3,700	530	(460)	930	3,253	
Total Liabilities and Accumulated Equity	$ 535,529	$ 364,851	$ 23,614	$ 52,189	$ 27,690	$ 19,391	$ 1,257	$ 661	$ 9,790	$ 15,663	
EQUITY INVESTMENTS IN AND ADVANCES TO UNCONSOLIDATED AFFILIATES											
Equity Investments in Unconsolidated Entities	$ 70,428	$ 14,937	$ 3,395	$ 2,840	$ 1,955	$ 726	$ 10	$ 919	$ 330	$ 1,260	$ 96,800
Advances to Unconsolidated Entities	-	-	-	-	-	6,057	723	-	-	-	6,780
Total Equity Investments in and Advances to Unconsolidated Entities	$ 70,428	$ 14,937	$ 3,395	$ 2,840	$ 1,955	$ 6,783	$ 733	$ 919	$ 330	$ 1,260	$ 103,580

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q1 2009
Page 23

Summary of Joint Venture Debt
as of March 31, 2009

Entity	Property	Location	Ramco Ownership Interest	Mortgage Balance	Maturity Date	Loan Type	Interest Rate	Ramco Share of Debt
Ramco/Lion Venture								
RLV Village Plaza LP	Village Plaza	Lakeland, FL	30%	$ 9,300,000	09/15	Fixed	5.01%	$ 2,790,000
RLV West Broward LP	West Broward Shopping Center	Plantation, FL	30%	9,647,420	10/12	Fixed	6.64%	2,894,226
RLV Martin Square LP	Martin Square	Stuart, FL	30%	13,039,020	08/11	Fixed	7.44%	3,911,706
RLV Marketplace of Delray LP	Marketplace of Delray	Delray Beach, FL	30%	16,614,843	01/11	Fixed	7.88%	4,984,453
RLV Treasure Coast LP	Treasure Coast Commons	Jensen Beach, FL	30%	8,415,000	06/20	Fixed	5.54%	2,524,500
RLV Oriole Plaza LP	Village of Oriole Plaza	Delray Beach, FL	30%	11,733,435	10/10	Fixed	8.25%	3,520,030
RLV Vista Plaza LP	Vista Plaza	Jensen Beach, FL	30%	11,115,000	06/20	Fixed	5.54%	3,334,500
RLV Cypress Pointe LP	Cypress Pointe	Clearwater, FL	30%	14,500,000	11/09	Fixed	4.60%	4,350,000
RLV Boca Mission LP	Mission Bay Plaza	Boca Raton, FL	30%	44,206,230	07/13	Fixed	6.64%	13,261,869
RLV Winchester Center LP	Winchester Center	Rochester Hills, MI	30%	28,717,272	07/13	Fixed	8.03%	8,615,182
RLV Hunter's Square LP	Hunter's Square	Farmington Hills, MI	30%	37,291,942	08/13	Fixed	8.07%	11,187,583
RLV Millennium Park LP	Millennium Park	Livonia, MI	30%	32,000,000	10/15	Fixed	5.02%	9,600,000
RLV Troy Marketplace LP	Troy Marketplace	Troy, MI	30%	21,900,000	06/16	Fixed	5.90%	6,570,000
RLV Gratiot Crossing LP	Gratiot Crossing	Chesterfield Twp., MI	30%	13,500,000	06/16	Fixed	5.90%	4,050,000
Subtotal Ramco/Lion Venture				$ 271,980,162				$ 81,594,049
Ramco 450 Venture LLC								
Crofton 450 LLC	Crofton Centre	Crofton, MD	20%	$ 17,000,000	01/17	Fixed	5.85%	$ 3,400,000
Merchants 450 LLC	Merchants' Square	Carmel, IN	20%	32,700,000	05/17	Fixed	6.04%	6,540,000
Chester Springs SC LLC	Chester Springs Shopping Center	Chester, NJ	20%	23,058,074	10/13	Fixed	5.51%	4,611,615
Ramco Peachtree Hill LLC	Peachtree Hill	Duluth, GA	20%	15,000,000	02/10	Variable	4.19% [1]	3,000,000
Lane Avenue 450 LLC	Shops on Lane	Upper Arlington, OH	20%	27,600,000	01/18	Variable	5.95% [2]	5,520,000
Olentangy Plaza 450 LLC	Olentangy Plaza	Columbus, OH	20%	21,600,000	01/18	Variable	5.88% [2]	4,320,000
Market Plaza 450 LLC	Market Plaza	Glen Ellyn, IL	20%	24,505,000	01/18	Variable	5.88% [2]	4,901,000
Rolling Meadows 450 LLC	Rolling Meadows	Rolling Meadows, IL	20%	11,911,250	12/15	Fixed	5.34%	2,382,250
Plaza at Delray 450 LLC	The Plaza at Delray	Delray Beach, FL	20%	48,000,000	09/13	Fixed	6.00%	9,600,000
Subtotal Ramco 450 Venture LLC				$ 221,374,324				$ 44,274,865
S-12 Associates	Southfield Plaza Expansion	Southfield, MI	50%	$ 881,679	05/16	Fixed	6.75% [3]	$ 440,839
Ramco/West Acres LLC	West Acres Commons	Flint, MI	40%	8,671,338	04/10	Fixed	8.14%	3,468,535
Ramco/Shenandoah LLC	Shenandoah Square	Davie, FL	40%	12,008,420	02/12	Fixed	7.33%	4,803,368
Paulding Holding LLC	Paulding Pavilion	Hiram, GA	20%	8,750,000	06/10	Variable	1.95% [4]	1,750,000
Ramco RM Hartland SC LLC	Hartland Towne Square	Hartland, MI	20%	8,505,000	07/09	Variable	3.40% [5]	1,701,000
Ramco RM Hartland SC LLC	Hartland Towne Square	Hartland, MI	20%	6,056,617	10/09	Fixed	13.00%	1,211,323
Jacksonville North Industrial Outlot LLC		Jacksonville, FL	5%	723,000	09/09	Variable	2.72% [6]	36,150
Total Debt				$ 538,950,540				$ 139,280,129

[1] Interest rate is variable based on LIBOR plus 1.50%.
[2] Interest rate is fixed for five years and then lender has right to reset interest rate in 2013.
[3] Interest rate is fixed until 6/1/2009, then resets per formula annually.
[4] Interest rate is variable based on LIBOR plus 1.45%.
[5] Interest rate is based on LIBOR plus 2.95%.
[6] Interest rate is based on LIBOR plus 2.25%.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q1 2009
Page 24

INVESTOR INFORMATION Inquiries Ramco-Gershenson Properties Trust welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors. Please address all inquiries to our Investor Relations Department: Dawn L. Hendershot Director of Investor Relations and Corporate Communications Ramco-Gershenson Properties Trust 31500 Northwestern Highway, Suite 300 Farmington Hills, MI 48334 Phone: (248) 592-6202 FAX: (248) 592-6203 E-mail: dhendershot@rgpt.com Website: www.rgpt.com Ticker: NYSE:RPT Research Coverage Deutsche Bank Securities Inc. Vincent Chao 212.250.8811 RBC Capital Markets Richard C. Moore, CFA 440.715.2646 Stifel Nicolaus David M. Fick, CPA Nathan Isbee 443.224.1308 443.224.1346 Our Supplemental Financial Package is available via e-mail and is also featured on our corporate website at www.rgpt.com. If you would like to receive this document electronically each quarter, please e-mail: dhendershot@rgpt.com. Supplemental Financial and Operating Statistics Q1 2009 Ramco-Gershenson Properties Trust (RPT) Page 25